Summary prospectus

US equity mutual fund

Delaware Ivy Small Cap Growth Fund

Nasdaq ticker symbols
Class A	WSGAX
Class C	WRGCX
Class I	IYSIX
Class R6	IRGFX
Class R	WSGRX
Class Y	WSCYX

July 31, 2023

Before you invest, you may want to review the Fund’s statutory prospectus (and any supplements thereto), which contains more information about the Fund and its risks. You can find the Fund’s statutory prospectus and other information about the Fund, including its statement of additional information and most recent reports to shareholders, online at delawarefunds.com/vip-literature. You can also get this information at no cost by calling 800 523-1918. The Fund’s statutory prospectus and statement of additional information, both dated July 31, 2023 (and any supplements thereto), are incorporated by reference into this summary prospectus.

Summary prospectus
Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds

What is the Fund’s investment objective?

Delaware Ivy Small Cap Growth Fund seeks to provide growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A		C		I	R6	R	Y
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%		none		none	none	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	[1]	1.00%	[1]	none	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A		C		I		R6		R		Y
Management fees	0.84%		0.84%		0.84%		0.84%		0.84%		0.84%
Distribution and service (12b-1) fees	0.25%		1.00%		none		none		0.50%		0.25%
Other expenses	0.25%		0.44%		0.08%		0.07%		0.16%		0.12%
Total annual fund operating expenses	1.34%		2.28%		0.92%		0.91%		1.50%		1.21%
Fee waivers and expense reimbursements	(0.20%)	[2]	(0.39%)	[2]	(0.03%)	[2]	(0.15%)	[2]	(0.11%)	[2]	(0.07%)	[2]
Total annual fund operating expenses after fee waivers and expense reimbursements	1.14%		1.89%		0.89%		0.76%		1.39%		1.14%

[1]

For Class A shares, a 1% contingent deferred sales charge (CDSC) is only imposed on certain Class A shares that are purchased at net asset value (NAV) for $1 million or more that are subsequently redeemed within 18 months of purchase. For Class C shares, a 1% CDSC applies to redemptions within 12 months of purchase.

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.89% of the Fund’s average daily net assets for all classes other than Class R6, and 0.76% of the Fund’s Class R6 shares’ average daily net assets, from July 31, 2023 through July 30, 2024. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. In addition, the example shows expenses for Class C shares, assuming those shares were not redeemed at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the applicable expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	(if not redeemed) C	C	I	R6	R	Y
1 year	$685	$192	$292	$91	$78	$142	$116
3 years	$957	$675	$675	$290	$275	$463	$377
5 years	$1,249	$1,185	$1,185	$506	$489	$808	$658
10 years	$2,079	$2,585	$2,585	$1,129	$1,106	$1,781	$1,460

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

What are the Fund’s principal investment strategies?

Delaware Ivy Small Cap Growth Fund seeks to achieve its objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of small-capitalization companies. For purposes of this Fund, small-capitalization companies typically are companies with market capitalizations similar to those of issuers included in the Russell 2000® Growth Index over the last 13 months at the time of acquisition. As of June 30, 2023 (the quarter-end closest to the index’s rebalance), this range of market capitalizations was between approximately $1.85 million and $13.15 billion. The Fund emphasizes smaller companies positioned in new or emerging industries where Delaware Management Company (Manager), the Fund’s investment manager, believes there is opportunity for higher growth than in established companies or industries. The Fund’s investments in equity securities may include common stocks that are offered in initial public offerings (IPOs).

The Manager utilizes a bottom-up (researching individual issuers) stock-picking process that considers quality of management and superior financial characteristics (e.g., return on assets, return on equity, operating margin) in its search for companies, thereby focusing on what it believes are higher-quality companies with sustainable growth prospects. The Manager seeks companies that it

Summary prospectus
Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds

believes exhibit successful and scalable business models by having one or more of the following characteristics: serving markets that are growing at rates substantially in excess of the average industry and/or the general economy; a company that is a leader in its industry and that possesses an identifiable competitive advantage; that features strong and effective management; that demonstrates a strong commitment to shareholders; that is serving a large and/or fast-growing market opportunity; that is experiencing upward margin momentum, a growth in earnings, growth in revenue and sales and/or positive cash flows; that is increasing market share and/or creating increasing barriers to entry either through technological advancement, marketing, distribution or some other innovative means; or that emphasizes organic growth. The Manager believes that such companies generally have a replicable business model that allows for sustained growth.

Generally, in determining whether to sell a security, the Manager uses the same type of analysis that it uses in buying securities. For example, the Manager may sell a security if it believes that the stock no longer offers significant growth potential, which may be due to a change in the business or management of the company or a change in the industry or sector of the company. The Manager also may sell a security to reduce the Fund’s holding in that security, if its analysis reveals evidence of a meaningful deterioration in operating trends, if it anticipates a decrease in the company’s ability to grow, if it loses confidence in the management of the company and/or the company’s founder departs, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliate, Macquarie Investment Management Global Limited (MIMGL), to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Small- and mid-market capitalization company risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Information technology sector risk — The risk that investment risks associated with investing in the information technology sector, in addition to other risks, include the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; obsolescence of existing technology; general economic conditions; and government regulation.

Healthcare sector risk — The risk that the value of a fund’s shares will be affected by factors particular to the healthcare and related sectors (such as government regulation) and may fluctuate more widely than that of a fund that invests in a broad range of sectors.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology and healthcare) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

Initial public offering (IPO) risk — The risk that any positive effect of investments in IPOs may not be sustainable because of a number of factors. Namely, a fund may not be able to buy shares in some IPOs, or may be able to buy only a small number of shares. Also, the performance of IPOs generally is volatile, and is dependent on market psychology and economic conditions. To the extent that IPOs have a significant positive impact on a fund’s performance, this may not be able to be replicated in the future. The relative performance impact of IPOs also is likely to decline as a fund grows.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie

Summary prospectus
Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds

Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Ivy Small Cap Growth Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. On April 30, 2021, the Fund became part of Delaware Funds by Macquarie® and Delaware Management Company became the Fund’s investment manager. The returns shown from before April 30, 2021 are from the Fund’s prior investment manager. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps. You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

As of June 30, 2023, the Fund’s Class A shares had a calendar year-to-date return of 12.45%. During the periods illustrated in this bar chart, Class A’s highest quarterly return was 27.88% for the quarter ended June 30, 2020, and its lowest quarterly return was -21.70% for the quarter ended June 30, 2020. The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2022

	1 year	5 years	10 years or lifetime
Class A return before taxes	-31.85%	3.10%	8.79%
Class A return after taxes on distributions	-32.70%	-0.22%	5.88%
Class A return after taxes on distributions and sale of Fund shares	-18.23%	2.57%	6.95%
Class C return before taxes	-28.89%	3.55%	8.84%
Class I return before taxes	-27.42%	4.71%	9.83%
Class R6 return before taxes (lifetime: 7/31/14-12/31/22)	-27.40%	4.74%	7.97%
Class R return before taxes	-27.91%	3.98%	9.13%
Class Y return before taxes	-27.65%	4.35%	9.51%
Russell 2000® Growth Index (reflects no deduction for fees, expenses, or taxes)	-26.36%	3.51%	9.20%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Timothy J. Miller, CFA	Managing Director, Senior Portfolio Manager	April 2010
Kenneth G. McQuade	Managing Director, Senior Portfolio Manager	October 2016

Sub-advisor

Macquarie Investment Management Global Limited (MIMGL)

Summary prospectus
Delaware Ivy Small Cap Growth Fund, a series of Ivy Funds

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 534437, Pittsburgh, PA 15253-4437); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, Attention: 534437, 500 Ross Street, 154-0520, Pittsburgh, PA 15262); or by wire.

For Class A and Class C shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Class R, Class I, Class Y, and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Please refer to the Fund’s prospectus and statement of additional information for more details regarding the purchase and sale of Fund shares.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

IVSUM-WSGAX 7/23